Herbalife Announcement
April 9, 2013

LOS ANGELES—(BUSINESS WIRE)—
Herbalife (HLF) today announced that KPMG LLP notified Herbalife on April 8, 2013 that KPMG was resigning, effective immediately, as Herbalife’s independent accountant. KPMG stated it had concluded it was not independent because of alleged insider trading in Herbalife’s securities by one of KPMG’s former partners who, until April 5, 2013, was the KPMG engagement partner on Herbalife’s audit. KPMG advised the Company it resigned as Herbalife’s independent accountant solely due to the impairment of KPMG’s independence resulting from its now former partner’s alleged unlawful activities and not for any reason related to Herbalife’s financial statements, its accounting practices, the integrity of Herbalife’s management or for any other reason.

None of KPMG’s audit reports on Herbalife’s financial statements for the fiscal years ended December 31, 2010, 2011 and 2012 or KPMG’s audit reports on the effectiveness of internal control over financial reporting as of December 31, 2010, 2011 and 2012 contained an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles. In addition, at no point during the three fiscal years ended December 31, 2012 and the subsequent interim period through April 8, 2013 were there any (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports, or (2) “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

As a result of the alleged insider trading activity by its now former partner and KPMG’s resulting resignation on April 8, 2013, KPMG notified Herbalife that KPMG’s independence had been impaired and it had no option but to withdraw its audit reports on Herbalife’s financial statements for the fiscal years ended December 31, 2010, 2011 and 2012 and the effectiveness of internal control over financial reporting as of December 31, 2010, 2011 and 2012 and that such reports should no longer be relied upon as a result of KPMG’s lack of independence created by the circumstances described above. Herbalife’s Audit Committee and management continue to believe that the Company’s financial statements covering the referenced periods fairly present, in all material respects, the financial condition and results of operations of the Company as of the end of and for the referenced periods and may continue to be relied upon and that the Company’s internal control over financial reporting was effective during these periods.

As a result of the matters described above, Herbalife will be withdrawing the proposal to ratify the appointment of KPMG as Herbalife’s independent registered public accountants for fiscal 2013 originally planned to be submitted to Herbalife’s shareholders at Herbalife’s Annual General Meeting of Shareholders to be held on April 25, 2013.

About Herbalife Ltd.
Herbalife Ltd. (HLF) is a global nutrition company that sells weight-management, nutrition and personal care products intended to support a healthy lifestyle. Herbalife products are sold in more than 80 countries to and through a network of independent distributors. The company supports the Herbalife Family Foundation and its Casa Herbalife program to help bring good nutrition to children. Herbalife’s website contains information about Herbalife, including financial and other information for investors at http://ir.Herbalife.com. The company encourages investors to visit its website from time to time, as information is updated and new information is posted.

FORWARD-LOOKING STATEMENTS
This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements may include the words “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” and any other similar words.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, such as those disclosed or incorporated by reference in our filings with the Securities and Exchange Commission. Important factors that could cause our actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in our forward-looking statements include, among others, the following:

•	any collateral impact resulting from the ongoing worldwide financial “crisis,” including the availability of liquidity to us, our customers and our suppliers or the willingness of our customers to purchase products in a recessionary economic environment;

•	our relationship with, and our ability to influence the actions of, our distributors;

•	improper action by our employees or distributors in violation of applicable law;

•	adverse publicity associated with our products or network marketing organization;

•	changing consumer preferences and demands;

•	our reliance upon, or the loss or departure of any member of, our senior management team which could negatively impact our distributor relations and operating results;

•	the competitive nature of our business;

•	regulatory matters governing our products, including potential governmental or regulatory actions concerning the safety or efficacy of our products and network marketing program, including the direct selling market in which we operate;

•	legal challenges to our network marketing program;

•	risks associated with operating internationally and the effect of economic factors, including foreign exchange, inflation, disruptions or conflicts with our third party importers, pricing and currency devaluation risks, especially in countries such as Venezuela;

•	uncertainties relating to the application of transfer pricing, duties, value added taxes, and other tax regulations, and changes thereto;

•	uncertainties relating to interpretation and enforcement of legislation in China governing direct selling;

•	our inability to obtain the necessary licenses to expand our direct selling business in China;

•	adverse changes in the Chinese economy, Chinese legal system or Chinese governmental policies;

•	our dependence on increased penetration of existing markets;

•	contractual limitations on our ability to expand our business;

•	our reliance on our information technology infrastructure and outside manufacturers;

•	the sufficiency of trademarks and other intellectual property rights;

•	product concentration;

•	changes in tax laws, treaties or regulations, or their interpretation;

•	taxation relating to our distributors;

•	product liability claims; and

•	whether we will purchase any of our shares in the open markets or otherwise.

Forward-looking statements speak only as of the date hereof. We do not undertake any obligation to update or release any revisions to any forward-looking statements or to report any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

Contact:
Herbalife Ltd.
Barbara Henderson
SVP, Worldwide Corp. Communications
213-745-0517
or
Amy Greene
VP, Investor Relations
213-745-0474